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                               USCS INTERNATIONAL, INC.

                                     Common Stock
                                   ($___ Par Value)

                CUSTODY AND ESCROW AGREEMENT FOR SELLING STOCKHOLDERS


    This agreement dated as of __________, 1996 is entered into by and among __________________ (the "Bank"), ___________________________ (the "Selling
Stockholder"), and USCS International, Inc. (the "Company").

    The Selling Stockholder deposits with the Bank herewith, as Custodian, the following certificate(s) for shares of Common Stock of USCS International, Inc. together with stock power(s) duly endorsed in blank by the Selling Stockholder, with signature(s) guaranteed by a bank, trust company or member of the New York, American or Pacific Stock Exchanges, and with such other documents and requisites as may be necessary to place such certificate(s) in fully negotiable form, ready for transfer:

                                 B: Aggregate number
                                      of shares
A: Certificate                    represented by            C: Maximum number
   number(s)                     the certificate(s)        of shares to be sold
- -------------------          -----------------------       --------------------



    If no indication is made as to the certificate from which Securities to be sold shall be allocated, then selection will be made at the discretion of the Attorneys (as hereinafter defined).

    The Bank is hereby irrevocably authorized and instructed to proceed as follows:

    1. Pending the closing of the sale of shares of such Common Stock pursuant to an agreement (the "Purchase Agreement") to be entered into by Merrill Lynch, Pierce Fenner & Smith Incorporated and Montgomery Securities, as representatives (the "Representatives") of the several underwriters (the "Underwriters") named in the Purchase Agreement, the Company and the Selling Stockholder as a seller of shares of such Common Stock (the "Seller"), to hold in the Bank's possession the certificate(s) and documents deposited herewith. The Bank shall verify that the certificates representing the Securities and the accompanying stock power(s) are valid as to form and that the Securities are issued in the name of the person(s) presenting them (or such person's assignor), but the Bank shall be regarded as making no representations as to the validity, sufficiency, value or genuineness of any certificates representing the

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Securities or any other documents surrendered to the Bank, and shall be regarded as making no representations as to the validity or genuineness of any signatures on any letters of transmittal, facsimiles, or other documents delivered to the Bank by any holder of Securities.

    2. If and when the Representatives shall have notified the Bank in writing that the Purchase Agreement has been executed and delivered by or on behalf of the Selling Stockholder, as Seller, and of the purchase price per share to be paid to the Seller, as set forth in such Purchase Agreement, and shall have furnished the Bank with a fully executed counterpart thereof, the Bank shall take all necessary action:

         (a) To cause (i) the Securities evidenced by the enclosed certificate(s) to be sold and transferred on the books of the Company, (ii) new certificate(s) for not greater than the number of Securities listed in Column C on page 1 hereof ("Securities") to be issued in such denominations and names as the Representatives may designate, and (iii) new certificate(s) for the number of Securities, if any, not sold pursuant to the offering to be reissued in the name of, and returned to, the Selling Stockholder;

         (b) Pursuant to the Purchase Agreement and at the Closing Time as defined therein ("Closing Time"), to deliver such new certificate(s) described in clause (ii) of paragraph 2(a) above to, or on the order of, the Representative against payment to the Bank for the account of the Selling Stockholder of the purchase price for the Securities as determined pursuant to the Purchase Agreement;

         (c) To receive payment of, and receipt on behalf of the Selling Stockholder for, such purchase price; and

         (d) To deposit on behalf of the Selling Stockholder as its Escrow Agent, the amount referred to in paragraph 2(c) above.

    3. If the Purchase Agreement shall not be entered into by or on behalf of the Selling Stockholder on or prior to ________, 1996 or shall be terminated pursuant to the provisions thereof, or if the Closing Date shall not occur on or prior to ________, 1996, the Bank is directed to return to the Selling Stockholder the certificate(s), together with any stock powers deposited with the Bank hereunder; PROVIDED, HOWEVER, that any statement or notice to the Bank with respect to the Closing Date or with respect to the non-effectiveness or termination of the Purchase Agreement, or advice that the Purchase Agreement has not been executed and delivered, shall have been confirmed in writing to the Bank by the Representatives.

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    4.   To deliver to the Selling Stockholder personally, or by registered or certified United States mail addressed to the Selling Stockholder at its address shown below, or at the request of the Selling Stockholder by wire transfer to an account of the Selling Stockholder or by overnight courier service, any payment(s) or deliveries herein provided to be made to the Selling Stockholder.

    In taking any such action on behalf of the Selling Stockholder, the Bank is authorized and shall be entitled to ask for and act and rely upon instructions, any requests made, or notices, information or assurances of fact given the Bank, by the Selling Stockholder or by the Attorneys (as hereinafter defined); PROVIDED, HOWEVER, that the Bank shall not be entitled to act on any statement or notice to the Bank with respect to the Closing Time under the Purchase Agreement, or with respect to the non-effectiveness or termination of the Purchase Agreement, or advising that the Purchase Agreement has not been executed and delivered, unless such statement or notice shall have been confirmed in writing to the Bank by the Representative. These instructions are given to protect the interests of the Underwriters under the Purchase Agreement.


    The Selling Stockholder agrees that the Securities represented by the certificate(s) deposited by it are subject to the interests of the Underwriters in the completion of the transaction contemplated herein and in the Purchase Agreement, that the arrangements made by the Selling Stockholder for such deposit and for delivery as provided herein are irrevocable, and that the obligations of the Selling Stockholder shall not be terminated by operation of law or any act of the Selling Stockholder or the occurrence of any other event, except as set forth herein, including the death or incapacity of the undersigned, the termination of any trust or estate, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate, the dissolution or liquidation of any corporation or partnership or the occurrence of any other event. If the undersigned should die or become incapacitated, if any trust or estate should be terminated, if any corporation or partnership should be dissolved or liquidated, or if any other such event should occur before the delivery of the Securities to be sold by the undersigned under the Purchase Agreement, certificates for such Securities shall be delivered by you on behalf of the undersigned in accordance with the terms and conditions of the Purchase Agreement and this Custody Agreement, and any action taken by you pursuant to this Custody Agreement shall be as valid as if such death or incapacity, termination, dissolution, liquidation or such other event had not occurred, regardless of whether or not you or the Attorneys, or either of them, shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event. Each of

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_______________, _______________ and ______________ of the law firm of Graham &
James LLP, counsel to the Company, has authority to instruct the Bank on irregularities or discrepancies in letters of transmittal, the form of securities and accompanying documents.

    Except as otherwise provided, until payment in full for the Securities has been made by or for the account of the several Underwriters, the Selling Stockholder shall remain the owner of all Securities represented by the certificate(s) delivered to the Bank hereunder, and shall have the right to vote such Securities and to receive all dividends and distributions.

    The Selling Stockholder agrees that notwithstanding paragraph 4 above, the Securities represented by the certificate(s) deposited herewith may not be sold, transferred, hypothecated or otherwise disposed of or encumbered until such Securities are sold pursuant to the terms of the Purchase Agreement and/or the certificate(s) representing such Securities are returned to the Selling Stockholder.

    It is understood that the Bank assumes no responsibility or liability to any person other than to deal with the certificate(s) deposited herewith and the proceeds from the sale of the Securities represented thereby in accordance with the provisions hereof. The Company and the Selling Stockholder, jointly and severally, shall indemnify and hold harmless the Bank, its directors, officers, employees and agents, from and against any loss, damage, liability or claim suffered, incurred by, or asserted against such indemnified party (including any amounts paid in settlements of any action, suit, proceeding, or claim brought or threatened to be brought and including expenses of legal counsel) arising out of, in connection with or based upon any act or omission by the indemnified party relating in any way to this agreement or the Bank's services hereunder, so long as the indemnified party has acted in good faith in accordance with the foregoing instructions. The Company and Selling Stockholder may participate at their own expense in the defense of any claim or action which may be asserted against an indemnified party, and if they so elect, they may assume the defense of such claim or action; PROVIDED, HOWEVER that if there exists a conflict of interest which would make it inappropriate for the same counsel to represent both the indemnified and indemnifying parties, the indemnified party's retention of separate counsel shall be reimbursable by the indemnifying parties. The right of indemnification of the Bank, its directors, officers, employees or agents hereunder shall survive the Bank's resignation or removal as Custodian or Escrow Agent or both and shall survive the termination of this agreement by lapse of time or otherwise.

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    Concurrently with the execution and delivery of this Custody and Escrow
Agreement, the Selling Stockholder has executed a power of attorney (the "Power of Attorney") to ________________, _________________ and __________________ or
their duly designated substitutes (individually, an "Attorney" and collectively, the "Attorneys"), authorizing the Attorneys, or any one of them, to sell the number of Securities listed in Column C on page 1, or such lesser number of Securities as the Attorneys, or any one of them, may determine, and for that purpose, among other things, to enter into and perform the Purchase Agreement on behalf of the Selling Stockholder.

    The undersigned represents, warrants and agrees that:

         A. The Selling Stockholder now has, and at the Closing Time will have, good and marketable title to the Securities, free and clear of all liens, encumbrances, security interests, community property rights, restrictions on transfer, equities and adverse claims whatsoever (other than pursuant to this Custody and Escrow Agreement and the Purchase Agreement), and the Selling Stockholder will have full legal right and power and all authorizations and approvals required by law to sell, transfer and deliver such Securities hereunder and under the Purchase Agreement. Upon the delivery of and payment for such stock under the Purchase Agreement, the several Underwriters will receive good and marketable title thereto, free and clear of all liens, encumbrances, security interests, community property rights, restrictions on transfer, equities, preemptive rights, rights of first refusal, and adverse claims whatsoever.

         B. The Selling Stockholder has, and at all times through the Closing Time under the Purchase Agreement will have, full legal right and power and all authorization and approval required by law to enter into, execute and deliver this Custody and Escrow Agreement, the Power of Attorney and the Purchase Agreement and to carry out all the applicable terms and provisions hereof and thereof, and this Custody and Escrow Agreement, the Power of Attorney and the Purchase Agreement are, and at all times through the Closing Time under the Purchase Agreement will be valid and legally binding obligations of the Selling Stockholder. The execution, delivery and performance of this Custody Agreement, the Power of Attorney and the Purchase Agreement, including the consummation of the transactions contemplated in the Purchase Agreement will not conflict with, result in the creation or imposition of any lien, charge, option or encumbrance upon any of the Securities pursuant to the terms of, or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any indenture, mortgage, will, deed of trust, note agreement, or other agreement or instrument to which the Selling Stockholder is a party or by which it is bound or to which any of the property

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of the Selling Stockholder is subject, the charter or bylaws of the Selling
Stockholder, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of the Selling Stockholder's properties; and no consent, approval, authorization or order of, or filing or registration with any court or governmental agency or body is required for the execution, delivery, and performance of this Custody Agreement and the Power of Attorney or the consummation of the transactions contemplated by the Purchase Agreement in connection with the sale of the Securities to be sold by the Selling Stockholder, except such as have been obtained under the Securities Act of 1933, as amended, and such as may be required under the state securities laws in connection with the purchase and distribution of Securities by the Underwriter.

         C. The Selling Stockholder has carefully reviewed the representations, warranties, statements and agreements to be made by the Selling Stockholder as contained in the Purchase Agreement, including the indemnity and contribution agreements contained in Sections 6 and 7 of the Purchase Agreement, and does hereby represent, warrant and agree that (a) such representations, warranties, statements, and agreements insofar as they relate to the Selling Stockholder are true and correct as of the date hereof and will be true and correct at all times through the Closing Time under the Purchase Agreement, and
(b) such agreements, insofar as they relate to the Selling Stockholder, have been complied with as of the date hereof and will be complied with on and after the Closing Time.

         D. The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of the Company's Common Stock to facilitate the sale or resale of the Securities.

         E. The Selling Stockholder agrees to deliver to the Attorneys or to the Bank such additional documentation as the Attorneys, or either of them, or the Company, or the Representatives or the Bank may request to effectuate or confirm compliance with any of the provisions hereof or of the Purchase Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys and the Bank.

         F. All information furnished by or on behalf of the undersigned for use in the Registration Statement and Prospectus is, and at the time the Registration Statement becomes effective (the "Effective Date") and at the Closing Time will be, true, correct, and complete, and does not, and on the Effective Date and on the Closing Time will not, contain any untrue statement of

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a material fact or omit to state any material fact necessary to make such information not misleading.

         G. The undersigned will cooperate, when and as requested by the Representatives in the qualification of the Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and, during the 12-month period after the Registration Statement becomes effective, in keeping such qualifications in good standing under said securities or blue sky laws; provided, however, that the undersigned shall not be obligated to file any general consent to service of process in any jurisdiction.

    The foregoing representations, warranties and agreements, as well as those contained in the Power of Attorney and the Purchase Agreement, are made for the benefit of, and may be relied upon by, the other Selling Stockholders, the Attorneys, the Company, the Bank, the Representatives, the Underwriters and Graham & James LLP, as counsel to the Company and to the Selling Stockholder.

    This agreement shall be governed by the laws of the State of California.

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    IN WITNESS WHEREOF, the Bank, the Selling Stockholder and the Company have caused this agreement to be duly executed by their duly authorized persons as of the day and year first written above.

Maximum number of Securities      SELLING STOCKHOLDER
of Common Stock to be
sold to Underwriters
                                  ____________________________
_________________________         Signature

                                  ____________________________
Print Name and Address:           Title, if applicable

_________________________         Signature guaranteed by:

_________________________         ____________________________

_________________________         By: ________________________
                                  (Note: the signature MUST be
_________________________         guaranteed by a bank or trust company having
                                  an office or a correspondent in Sacramento,
                                  New York City or San Francisco or by a broker
                                  which is a member of the New York, American
                                  or Pacific Stock Exchanges)


                                  [THE BANK]


                                  By: ________________________
                                  Title: _____________________

                                  USCS INTERNATIONAL, INC.


                                  By: ________________________
                                  Title: _____________________

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    INSTRUCTION:  If you are married, please have your spouse complete this form:



                                       CONSENT

    I am the spouse of __________________________. On behalf of myself, my heirs and legatees, I hereby join in and consent to the terms of the foregoing Custody and Escrow Agreement and agree to the sale of the shares of the Common Stock of USCS International, Inc., registered in the name of my spouse or otherwise registered, which my spouse proposes to sell pursuant to the Purchase Agreement (as defined therein).

    Dated: ____________, 1996

                                       _________________________
                                       (Signature of Spouse)



    INSTRUCTION: Please complete the following with respect to the number of Securities you are depositing and the maximum number (that number set forth in Schedule B to the Purchase Agreement) to be sold:


Total Number of Securities of         Maximum Number of
Common Stock Represented              Securities of Common  Certificates
Deposited                             Stock to be sold to Underwriters

______________ Securities              _____________ Securities

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    INSTRUCTION:  Indicate how you wish to receive payment for the Securities sold:


                                  MANNER OF PAYMENT

    I request that, subject to any prior deduction of expenses as described in the Custody and Escrow Agreement, payment for the shares of Common Stock of USCS International, Inc. to be sold by me pursuant to the Purchase Agreement be made in the following manner (CHECK ONE):


    (_____)   CHECK made payable to:

              ______________________________

              to be sent to the following address:

              ______________________________

              ______________________________

              ______________________________

              Phone: (_____) _______________


    (_____)   WIRE TRANSFER to the following account:

              Account No. __________________

              Bank _________________________
                   (Name)

                   _________________________
                   (Address)

                   _________________________


    (_____)   OTHER (please specify):

              ______________________________

              ______________________________

              ______________________________

              ______________________________

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    INSTRUCTION:  Fill out the following stock power with the maximum number of
Securities to be sold:


                                     STOCK POWER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to ________________________, ____________________ (__________) shares of Common
Stock of USCS International, Inc., a Delaware corporation, and does hereby irrevocably constitute and appoint [INSERT NAME OF BANK] as its Attorney to transfer said Securities on the books of said corporation with full power of substitution in the premises.

    Dated: __________, 1996

                                       Signatures:

                                       _________________________

                                       _________________________


Signatures guaranteed by*              Print Names:

____________________________           _________________________

By: ________________________           _________________________



_________________________________

* The signature MUST be guaranteed by a commercial bank or a trust company having an office or correspondent office in New York City, Sacramento or San Francisco or by a broker which is a member firm of the New York, American or Pacific Stock Exchange.

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                        CUSTODIAN'S ACKNOWLEDGMENT AND RECEIPT


    [NAME OF BANK], as Custodian, acknowledges acceptance of the duties of the Custodian under the foregoing Custody Agreement with ___________________________ and receipt of the stock certificate(s) referred to therein.

    Dated: ____________, 1996


                                       [NAME OF BANK]


                                       By: _____________________
                                       Its: